EXHIBIT 99.2

Q3 2019 Earnings Call

Legal Disclaimer

This presentation contains forward-looking statements within the meaning of the federal securities law. All statements other than statements of historical facts contained in this presentation, including statements regarding our future results of operations and financial position, business strategy and plans and objectives of management for future operations, are forward-looking statements. In many cases, you can identify forward-looking statements by terms such as "may," "should," "expects," "plans," "anticipates," "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of these terms or other similar words. Forward-looking statements contained in this presentation include, but are not limited to, statements about: (i) growth of the wind energy market and our addressable market; (ii) the potential impact of the increasing prevalence of auction-based tenders in the wind energy market and increased competition from solar energy on our gross margins and overall financial performance; (iii) our future financial performance, including our net sales, cost of goods sold, gross profit or gross margin, operating expenses, ability to generate positive cash flow, and ability to achieve or maintain profitability; (iv) changes in domestic or international government or regulatory policy, including without limitation, changes in trade policy; (v) the sufficiency of our cash and cash equivalents to meet our liquidity needs; (vi) our ability to attract and retain customers for our products, and to optimize product pricing; (vii) our ability to effectively manage our growth strategy and future expenses, including our startup and transition costs; (viii) competition from other wind blade and wind blade turbine manufacturers; (ix) the discovery of defects in our products; (x) our ability to successfully expand in our existing wind energy markets and into new international wind energy markets; (xi) our ability to successfully open new manufacturing facilities and expand existing facilities on time and on budget; (xii) the impact of the accelerated pace of new product and wind blade model introductions on our business and our results of operations; (xiii) our ability to successfully expand our transportation business and execute upon our strategy of entering new markets outside of wind energy; (xiv) worldwide economic conditions and their impact on customer demand; (xv) our ability to maintain, protect and enhance our intellectual property; (xvi) our ability to comply with existing, modified or new laws and regulations applying to our business, including the imposition of new taxes, duties or similar assessments on our products; (xvii) the attraction and retention of qualified employees and key personnel; (xviii) our ability to maintain good working relationships with our employees, and avoid labor disruptions, strikes and other disputes with labor unions that represent certain of our employees; (xix) our ability to procure adequate supplies of raw materials and components to fulfill our wind blade volume commitments to our customers and (xx) the potential impact of one or more of our customers becoming bankrupt or insolvent, or experiencing other financial problems.

These forward-looking statements are only predictions. These statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other important factors that may cause our actual results, levels of activity, performance or achievements to materially differ from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on these forward-looking statements as guarantees of future events. Further information on the factors, risks and uncertainties that could affect our financial results and the forward-looking statements in this presentation are included in our filings with the Securities and Exchange Commission and will be included in subsequent periodic and current reports we make with the Securities and Exchange Commission from time to time, including in our Annual Report on Form 10-K for the year ended December 31, 2018.

The forward-looking statements in this presentation represent our views as of the date of this presentation. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we undertake no obligation to update any forward-looking statement to reflect events or developments after the date on which the statement is made or to reflect the occurrence of unanticipated events except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date after the date of this presentation. Our forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures, or investments we may make.

This presentation includes unaudited non-GAAP financial measures including total billings, EBITDA, adjusted EBITDA, net cash (debt) and free cash flow. We define total billings as the total amounts we have invoiced our customers for products and services for which we are entitled to payment under the terms of our long-term supply agreements or other contractual agreements. We define EBITDA as net income (loss) plus interest expense (including losses on the extinguishment of debt and net of interest income), income taxes and depreciation and amortization. We define Adjusted EBITDA as EBITDA plus any share-based compensation expense, plus or minus any gains or losses from foreign currency remeasurement and any gains or losses on the sale of assets. We define net cash (debt) as the total unrestricted cash and cash equivalents less the total principal amount of debt outstanding. We define free cash flow as net cash flow generated from operating activities less capital expenditures. We present non-GAAP measures when we believe that the additional information is useful and meaningful to investors. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by other companies. The presentation of non-GAAP financial measures is not intended to be a substitute for, and should not be considered in isolation from, the financial measures reported in accordance with GAAP. See the appendix for the reconciliations of certain non-GAAP financial measures to the comparable GAAP measures.

This presentation also contains estimates and other information concerning our industry that are based on industry publications, surveys and forecasts. This information involves a number of assumptions and limitations, and we have not independently verified the accuracy or completeness of the information.

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Q3 2019 Earnings Call
November 6, 2019
2

Q3 2019 Earnings Call Agenda • Q3 2019 Highlights • Q3 2019 Financial Highlights • Guidance for 2019 • Q&A • Appendix – Non - GAAP Information November 6, 2019 3

Q3 2019 Highlights

Q3 2019 Earnings Call Q3 2019 Highlights Q3 2019 Highlights • Operating results and year - over - year compared to 201 8: • Net sales were up 50.5% to $383.8 million for the quarter • Total billings were up 60.2% to $385.6 million for the quarter • N et loss for the quarter was $ 4.6 million compared to net income of $9.5 million in Q3 2018 • Adjusted EBITDA for the quarter was $27.6 million or 7.2% of net sales up 57.2% year over year • Hired Lance Marram as Senior Vice President, Global Service. Lance will be responsible for expanding and implementing TPI’s global service strategy working with TPI's existing regional teams and collaborating with turbine OEMs. Net Sales and Adjusted EBITDA ($ in millions) Sets invoiced 589 858 Est. MW 1,625 2,491 Dedicated lines (1) 51 52 Lines installed (2) 39 48 (1) Number of wind blade manufacturing lines dedicated to our customers under long - term supply agreement s at the end of the period. (2) Number of wind blade manufacturing lines installed that are either in operation, startup or transition at the end of the period. $255 $384 $18 $28 $0 $200 $400 3Q18 3Q19 3Q18 3Q19 Net Sales Adjusted EBITDA November 6, 2019 5

Q3 2019 Earnings Call Business and Wind Market Update – Reduction of LCOE still an industry focus – Expected high rate of new product introductions – Industry consolidation expected to lead to more market stability and pricing rationalization over the long term – Price and margin pressure continues for OEMs – Expect continued transitions in years to come – Working to reduce impact of product transitions – Expand and localize raw material supplies to ensure uninterrupted supply and reduce costs – Continuing to invest in technology, technical capabilities and a world - class, global manufacturing footprint – Long - term target of $2B of annual wind revenue with 18GW of capacity, delivering 15GW per year for 20%+ market share expected to result in double digit Adjusted EBITDA margins over the long - term – 10 lines in startup and 8 in transition – Expect Yangzhou, China startup to be at full speed by year end – Chennai, India startup – construction on plan and hiring accelerated and on plan – Matamoros, Mexico startup remains challenging from a labor standpoint – Transitions are going well and mature operations are performing better than plan 6 November 6, 2019 Wind Market Update Business Update Q3 Performance

Q3 2019 Earnings Call Existing Contracts Provide for ~$5.8 Billion in Potential Revenue through 2023 (1) Long - term Supply Agreements (1) Long - term supply agreements provide for estimated minimum aggregate volume commitments from our customers of approximately $ 3.2 billion and encourage our customers to purchase additional volume up to, in the aggregate, an estimated total potential revenue of approximately $5.8 billion through the end of 2023 (1) Note: Our contracts with certain of our customers are subject to termination or reduction on short notice, generally with substantial penalties, and contain l iqu idated damages provisions, which may require us to make unanticipated payments to our customers or our customers to make payments to us. (1) As of November 6, 2019. The chart depicts the term of the longest contract in each location . Does not include two lines in China operating under a short - term contract in 2020. 2019 2020 2021 2022 2023 China India Iowa Mexico Turkey November 6, 2019 7

Q3 2019 Earnings Call Global and U.S. Wind Market Forecast Update 8 November 6, 2019 Source: Wood Mackenzie, “Q3 2019 Global Wind Power Market Outlook Update” and UBS Securities LLC 0 10 20 30 40 50 60 70 80 90 0 2 4 6 8 10 12 14 16 2019e 2020e 2021e 2022e 2023e 2024e 2025e 2026e 2027e 2028e Global Onshore and Offshore GW GW UBS U.S. Onshore WM U.S. Onshore WM U.S. Offshore WM Asia Pacific Offshore WM Global Total

Q3 2019 Financial Highlights

Q3 2019 Financial Highlights(1)
(unaudited)

($ in millions, except per share data and KPIs)	Three Months Ended September 30, 2019	Three Months Ended September 30, 2018	Change	Nine Months Ended September 30, 2019	Nine Months Ended September 30, 2018	Change
Select Financial Data						
Net Sales	$ 383.8	$ 255.0	*50.5%*	$ 1,014.4	$ 739.6	*37.2%*
Total Billings	$ 385.6	$ 240.7	*60.2%*	$ 969.5	$ 701.8	*38.2%*
Net Income (Loss)	$ (4.6)	$ 9.5	*-148.0%*	$ (14.8)	$ 14.1	*-205.1%*
Diluted Earnings (Loss) Per Share	$ (0.13)	$ 0.26	$ (0.39)	$ (0.42)	$ 0.39	$ (0.81)
Adjusted EBITDA	$ 27.6	$ 17.6	*57.2%*	$ 50.1	$ 58.4	*-14.3%*
Adjusted EBITDA Margin	*7.2%*	*6.9%*	*30 bps*	*4.9%*	*7.9%*	*-300 bps*
Net Debt	$ (51.3)	$ (22.9)	$ (28.4)	$ (51.3)	$ (22.9)	$ (28.4)
Free Cash Flow	$ 42.9	$ 6.3	$ 36.6	$ 3.6	$ (33.4)	$ 37.1
Capital Expenditures	$ 21.4	$ 8.3	$ 13.0	$ 59.1	$ 50.6	$ 8.5
Key Performance Indicators (KPIs)						
Sets Invoiced	858	589	*269*	2,236	1,734	*502*
Estimated Megawatts	2,491	1,625	*866*	6,381	4,633	*1,748*
Utilization	88%	69%	*1900 bps*	74%	68%	*600 bps*
Dedicated Wind Blade Manufacturing Lines	52	51	*1 line*	54	51	*3 lines*
Wind Blade Manufacturing Lines Installed	48	39	*9 lines*	48	39	*9 lines*
Wind Blade Manufacturing Lines in Operation	30	28	*2 lines*	24	11	*13 lines*
Wind Blade Manufacturing Lines in Startup	10	5	*5 lines*	14	13	*1 line*
Wind Blade Manufacturing Lines in Transition	8	6	*2 lines*	10	15	*5 lines*

(1) See Appendix for reconciliations of non-GAAP financial data

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Q3 2019 Earnings Call

November 6, 2019 | 10

Income Statement Summary[1]

(unaudited)

(in thousands, except per share data)	Three Months Ended September 30, 2019	Three Months Ended September 30, 2018	Change $	Change %	Nine Months Ended September 30, 2019	Nine Months Ended September 30, 2018	Change $	Change %
Net sales	$ 383,836	$ 254,976	$ 128,860	50.5%	$ 1,014,387	$ 739,567	$ 274,820	37.2%
Cost of sales	$ 335,778	$ 216,594	$ 119,184	55.0%	$ 904,135	$ 625,817	$ 278,318	44.5%
Startup and transition costs	$ 22,127	$ 21,415	$ 712	3.3%	$ 63,206	$ 53,474	$ 9,732	18.2%
Total cost of goods sold	$ 357,905	$ 238,009	$ 119,896	50.4%	$ 967,341	$ 679,291	$ 288,050	42.4%
Cost of goods sold %	*93.2%*	*93.3%*		*-10 bps*	*95.4%*	*91.8%*		*360 bps*
Gross profit	$ 25,931	$ 16,967	$ 8,964	52.8%	$ 47,046	$ 60,276	$ (13,230)	-21.9%
Gross profit %	*6.8%*	*6.7%*		*10 bps*	*4.6%*	*8.2%*		*-360 bps*
General and administrative expenses	$ 10,608	$ 9,756	$ 852	8.7%	$ 27,801	$ 31,908	$ (4,107)	-12.9%
General and administrative expenses %	*2.8%*	*3.8%*		*-100 bps*	*2.7%*	*4.3%*		*-160 bps*
Realized loss on sale of assets	$ 3,354	$ -	$ 3,354	NM	$ 10,561	$ -	$ 10,561	NM
Restructuring charges (reversals), net	$ (149)	$ -	$ (149)	NM	$ 3,725	$ -	$ 3,725	NM
Income from operations	$ 12,118	$ 7,211	$ 4,907	68.0%	$ 4,959	$ 28,368	$ (23,409)	-82.5%
Income (loss) before income taxes	$ 14,267	$ (737)	$ 15,004	NM	$ (134)	$ 7,770	$ (7,904)	-101.7%
Net income (loss)	$ (4,571)	$ 9,532	$ (14,103)	-148.0%	$ (14,847)	$ 14,127	$ (28,974)	-205.1%
Weighted-average common shares outstanding:								
Basic	35,131	34,419			35,024	34,212		
Diluted	35,131	36,282			35,024	35,946		
Net income (loss) per common share:								
Basic	$ (0.13)	$ 0.28	$ (0.41)		$ (0.42)	$ 0.41	$ (0.83)	
Diluted	$ (0.13)	$ 0.26	$ (0.39)		$ (0.42)	$ 0.39	$ (0.81)	
Non-GAAP Metrics								
Total billings	$ 385,603	$ 240,699	$ 144,904	60.2%	$ 969,543	$ 701,755	$ 267,788	38.2%
EBITDA	$ 26,302	$ 7,419	$ 18,883	NM	$ 33,876	$ 38,494	$ (4,618)	-12.0%
EBITDA margin %	*6.9%*	*2.9%*		*400 bps*	*3.3%*	*5.2%*		*-190 bps*
Adjusted EBITDA	$ 27,619	$ 17,572	$ 10,047	57.2%	$ 50,091	$ 58,422	$ (8,331)	-14.3%
Adjusted EBITDA margin %	*7.2%*	*6.9%*		*30 bps*	*4.9%*	*7.9%*		*-300 bps*

(1) See Appendix for reconciliations of non-GAAP financial data

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Q3 2019 Earnings Call

November 6, 2019 | 11

Q3 2019 Earnings Call Key Balance Sheet and Cash Flow Data (1) (unaudited) (1) See Appendix for the reconciliation s of net debt and free cash flow November 6, 2019 12 September 30, December 31, ($ in thousands) 2019 2018 Balance Sheet Data: Cash and cash equivalents 92,085$ 85,346$ Restricted cash 1,600$ 3,555$ Restricted cash - noncurrent 475$ 475$ Accounts receivable 152,725$ 176,815$ Contract assets 164,568$ 116,708$ Operating lease right of use assets 126,366$ -$ Total operating lease liabilities - current and noncurrent 129,877$ -$ Total debt - current and noncurrent, net 142,652$ 137,623$ Net debt (1) (51,290)$ (53,155)$ ($ in thousands) 2019 2018 2019 2018 Cash Flow Data: Net cash provided by operating activities 64,253$ 14,660$ 62,735$ 17,195$ Capital expenditures 21,353$ 8,326$ 59,092$ 50,636$ Free cash flow (1) 42,900$ 6,334$ 3,643$ (33,441)$ Three Months Ended September 30, Nine Months Ended September 30,

Guidance for 2019

Q3 2019 Earnings Call 2019 Guidance Metrics Note: All references to lines refers to wind blade manufacturing lines 2019 Guidance Updated 2019 Guidance Previous Total Billings $1.38B – $1.4B $1.45B – $1.5B Net Sales Unchanged $1.45B – $1.5B Adjusted EBITDA Unchanged $80M – $85M Earnings (Loss) per Share Unchanged ($0.18) – ($0.23) Sets Invoiced 3,180 – 3,205 3,180 – 3,220 Average Selling Price per Blade Unchanged $135K – $140K Non - Blade Billings Unchanged $100M – $105M G&A Costs as a % of Billings (incl. SBC and loss on sale of receivables) 3.5% – 4.0% 4.0% – 4.25% Estimated MW Unchanged 9,300 – 9,400 Dedicated Lines - EOY Unchanged 52 – 55 Share - Based Compensation Unchanged $7M – $8M Depreciation & Amortization Unchanged $37M – $38M Net Interest Expense Unchanged $8.0M – $8.5M Capital Expenditures Unchanged $95M – $100M Effective Tax Rate NM NM November 6, 2019 14

Q3 2019 Earnings Call 2019 Startup and Transition Guidance Metrics Q1A Q2A Q3A Q4F 2019 Guidance Updated 2019 Guidance Previous Lines Installed – end of period (1) 49 50 48 48 48 48 Lines in Startup – during period 13 13 10 4 14 14 Lines in Transition – during period 5 7 8 2 10 10 Startup Costs $16.1M $14.7M $13.1M $3.1M – $5.1M $47.0M – $49.0M $47.0M – $49.0M Transition Costs $2.1M $8.2M $9.0M $0.2M – $1.2M $19.5M – $20.5M $19.0M – $21.0M Line Utilization % (based on 50 lines in Q1/Q2 and 48 lines in Q3/Q4) 64% 70% 88% 96% - 99% 80% 79% - 80% Sets 662 716 858 944 - 969 3,180 – 3,205 3,180 – 3,220 Note: All references to lines refers to wind blade manufacturing lines (1) Senvion lines deinstalled at the end of Q2 November 6, 2019 15

Q&A

Appendix – Non - GAAP Information This presentation includes unaudited non - GAAP financial measures including total billings, EBITDA, adjusted EBITDA, net cash (de bt) and free cash flow. We define total billings as the total amounts we have invoiced our customers for products and services fo r w hich we are entitled to payment under the terms of our long - term supply agreements or other contractual agreements. We define EBITDA as net income (loss) plus interest expense (including losses on the extinguishment of debt and net of interest income), income taxes an d depreciation and amortization. We define Adjusted EBITDA as EBITDA plus any share - based compensation expense, plus or minus any gains or losses from foreign currency remeasurement and any gains or losses on the sale of assets. We define net cash (de bt) as the total unrestricted cash and cash equivalents less the total principal amount of debt outstanding. We define free cash flo w a s net cash flow generated from operating activities less capital expenditures. We present non - GAAP measures when we believe that the additional information is useful and meaningful to investors. Non - GAAP financial measures do not have any standardized meaning a nd are therefore unlikely to be comparable to similar measures presented by other companies. The presentation of non - GAAP financial measures is not intended to be a substitute for, and should not be considered in isolation from, the financial measures repor ted in accordance with GAAP. See below for a reconciliation of certain non - GAAP financial measures to the comparable GAAP measures.

Q3 2019 Earnings Call Non - GAAP Reconciliations (unaudited) Net sales is reconciled to total billings as follows: Net income (loss) is reconciled to EBITDA and adjusted EBITDA as follows: November 6, 2019 18 ($ in thousands) 2019 2018 2019 2018 Net income (loss) (4,571)$ 9,532$ (14,847)$ 14,127$ Adjustments: Depreciation and amortization 9,948 5,878 27,732 19,080 Interest expense (net of interest income) 2,087 2,278 6,278 8,247 Loss on extinguishment of debt - - - 3,397 Income tax provision (benefit) 18,838 (10,269) 14,713 (6,357) EBITDA 26,302 7,419 33,876 38,494 Share-based compensation expense 1,682 1,972 4,604 6,971 Realized (gain) loss on foreign currency remeasurement (3,719) 8,181 1,050 12,957 Realized loss on sale of assets 3,354 —     10,561 - Adjusted EBITDA 27,619$ 17,572$ 50,091$ 58,422$ Three Months Ended September 30, Nine Months Ended September 30, ($ in thousands) 2019 2018 2019 2018 Net sales 383,836$ 254,976$ 1,014,387$ 739,567$ (Increase) decrease in gross contract assets 2,303 (1,434) (41,444) (24,526) Foreign exchange impact (536) (12,843) (3,400) (13,286) Total billings 385,603$ 240,699$ 969,543$ 701,755$ Three Months Ended September 30, Nine Months Ended September 30,

Q3 2019 Earnings Call Non - GAAP Reconciliations (continued) (unaudited) Net debt is reconciled as follows: Free cash flow is reconciled as follows: November 6, 2019 19 ($ in thousands) 2019 2018 2019 2018 Net cash provided by operating activities 64,253$ 14,660$ 62,735$ 17,195$ Less capital expenditures (21,353) (8,326) (59,092) (50,636) Free cash flow 42,900$ 6,334$ 3,643$ (33,441)$ Three Months Ended September 30, Nine Months Ended September 30, September 30, December 31, September 30, ($ in thousands) 2019 2018 2018 Cash and cash equivalents 92,085$ 85,346$ 110,838$ Less total debt, net of debt issuance costs (142,652) (137,623) (132,784) Less debt issuance costs (723) (878) (930) Net debt (51,290)$ (53,155)$ (22,876)$

Q3 2019 Earnings Call Non - GAAP Reconciliations (continued) (unaudited) A reconciliation of the low end and high end ranges of projected net loss to projected EBITDA and projected adjusted EBITDA is as follows: November 6, 2019 20 ($ in thousands) Low End High End Projected net loss (8,000)$ (6,250)$ Adjustments: Projected depreciation and amortization 37,000 38,000 Projected interest expense (net of interest income) 8,000 8,500 Projected income tax provision 17,500 15,000 Projected EBITDA 54,500 55,250 Projected share-based compensation expense 7,000 8,000 Projected realized loss on foreign currency remeasurement 4,500 6,750 Projected realized loss on sale of assets 14,000 15,000 Projected Adjusted EBITDA 80,000$ 85,000$ (1) All figures presented are projected estimates for the full year ending December 31, 2019. 2019 Adjusted EBITDA Guidance Range (1)